UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 2, 2013

TELULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23212	36-3885440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

311 South Wacker Drive, Suite 4300, Chicago, Illinois		60606-6622
(Address of Principal Executive Offices)		(Zip Code)

(312) 379-8397
(Registrant's Telephone Number, Including Area Code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.            Results of Operations and Financial Condition.

On May 2, 2013 Telular Corporation (“Telular”) issued a press release reporting its fiscal year 2013 second quarter results. A copy of the press release is being furnished, not filed, as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 contains disclosures about adjusted EBITDA, which is considered a non-GAAP performance measure. Telular has chosen to provide this performance measure to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means of evaluating Telular’s operations. The non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP or other pro forma measures used by other companies.

The information in this report, being furnished pursuant to Item 2.02 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.            Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release dated May 2, 2013 providing financial update of Telular Corporation for the second quarter of fiscal year 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2013	TELULAR CORPORATION

	By:	/s/ Jonathan Charak
Jonathan Charak Chief Financial Officer

TELULAR CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated May 2, 2013

Exhibit Number	Description

99.1	Press Release dated May 2, 2013 providing financial update of Telular Corporation for the second quarter of fiscal year 2013.